Trade receivables and contract assets - Summary of Expected Credit Losses for Trade Receivables and Contract Assets (Details) - Trade receivables and contract assets - Accumulated impairment [member] - EUR (€)
€ in Thousands
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Trade receivables and contract assets
Balance as of January 1,	€ (5,620)	€ (4,373)
Provision for expected credit losses	(7,160)	(1,456)
Net amounts recovered	183	209
Write-Offs	2,559
Other	72
Balance as of December 31,	€ (9,966)	€ (5,620)